EXHIBIT 99.1

NEWS RELEASE	NEWS RELEASE	NEWS RELEASE	NEWS RELEASE
FOR IMMEDIATE RELEASE
American Express Company Announces Extension of Early Participation Date
and Preliminary Results of the Exchange Offer and Consent Solicitation for Certain
American Express Credit Corporation Notes
NEW YORK, November 16, 2021 -- American Express Company (NYSE: AXP) (“American Express”) today announced that, as of 5:00 p.m., New York City time, on November 15, 2021 (the “Early Participation Date”), the aggregate principal amount listed in the table below of the 3.300% Senior Notes due May 3, 2027 (the “Credco Notes”) issued by American Express Credit Corporation (“Credco”), a wholly-owned subsidiary of American Express, has been validly tendered and not validly withdrawn in connection with American Express’ offer to exchange (the “Exchange Offer”) announced on November 1, 2021.
Concurrently with the Exchange Offer, Credco is soliciting consents (the “Consent Solicitation”) to amend the indenture governing the Credco Notes (the “Credco Indenture”).

Credco Notes to be Exchanged	Aggregate Principal Amount Outstanding(1)	CUSIP No.	Tenders and Consents Received as of the Early Participation Date	Percentage of Total Outstanding Principal Amount of Credco Notes
3.300% Senior Notes due May 3, 2027	$2,000,000,000	0258M0EL9	$1,591,964,000	79.60%

(1)	As of the date hereof, none of the Credco Notes are known by us to be held by American Express, Credco or affiliates thereof.
Based on the results announced above, Credco has received the requisite consents from holders of the Credco Notes in the Consent Solicitation.
American Express also announced that the previous deadline for holders to tender their Credco Notes (and thereby give their consents to the Proposed Amendments) and be eligible to receive the new senior notes to be issued by American Express (the “AXP Notes”) in the Exchange Offer in the same principal amount as the Credco Notes tendered therefor plus a cash amount of $2.50 per $1,000 principal amount of Credco Notes tendered (the “Total Consideration”) has been extended to 11:59 p.m., New York City time, on November 30, 2021 (as extended, the “Exchange Consideration Deadline”). Currently, this is the same time and date as the Expiration Date (as defined below) for the Exchange Offer and Consent Solicitation. The Exchange Offer and Consent Solicitation will expire as of 11:59 p.m., New York City time, on November 30, 2021, unless extended (such date and time, as they may be extended, the “Expiration Date”).
The deadline to validly withdraw tenders (and validly revoke the related consents) of Credco Notes was not modified by American Express, and expired at 5:00 p.m., New York City time, on November 15, 2021. Under the terms of the Exchange Offer and Consent Solicitation, holders who have previously tendered their Credco Notes can no longer validly withdraw those notes from the Exchange Offer, except in certain limited circumstances where additional withdrawal rights may be required by law or otherwise extended by American Express.
Documents relating to the Exchange Offer and Consent Solicitation have been and will only be distributed to eligible holders (“eligible holders”) of the Credco Notes who complete and return an eligibility form confirming that they are either a “qualified institutional buyer” as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or not a “U.S. person,” outside the United States within the meaning of Regulation S under the Securities Act and a Non-U.S. qualified offeree (as defined in the Offering Memorandum and Consent Solicitation Statement (as defined below)), and, in either case, not located in or a resident of Canada. Except as amended by this press release, the complete terms and conditions of the Exchange Offer and Consent Solicitation are described in the Offering Memorandum and Consent Solicitation Statement dated November 1, 2021 (the “Offering Memorandum and Consent Solicitation Statement”), copies of which may be obtained by contacting D.F. King & Co., Inc., the exchange agent and information agent in connection with the Exchange Offer and Consent Solicitation, at (866) 356-7814 (U.S. toll-free) or (212) 269-5550 (banks and brokers). The eligibility form is available electronically at: http://www.dfking.com/axp.
The consummation of the Exchange Offer and Consent Solicitation are subject to the satisfaction of certain conditions set forth in the Offering Memorandum and Consent Solicitation Statement.
The AXP Notes have not been registered under the Securities Act or any state or foreign securities laws. American Express will agree to use commercially reasonable efforts to file an exchange offer registration statement to exchange the AXP Notes for a new issue of substantially identical debt securities registered under the Securities Act within 365 days after the settlement of the Exchange Offer. American Express will also agree to use reasonable best efforts to file a shelf registration statement to cover resales of the AXP Notes under certain circumstances. The AXP Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws.
Cautionary Statement
This press release does not constitute an offer to sell or purchase, or a solicitation of an offer to sell or purchase, or the solicitation of tenders or consents with respect to, any security. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such an offer, solicitation or sale would be unlawful. The Exchange Offer and Consent Solicitation are being made solely pursuant to the Offering Memorandum and Consent Solicitation Statement, as amended by this press release.
In the European Economic Area, with respect to any member state, this release is only addressed to and directed at “qualified investors” in that member state within the meaning of Article 2(e) of Regulation (EU) 2017/1129 (the “Prospectus Regulation”).
In the United Kingdom, this release is only addressed to and directed at “qualified investors” within the meaning of Article 2(e) of the Prospectus Regulation as it forms part of domestic law by virtue of the European Union (Withdrawal) Act 2018 (the “UK Prospectus Regulation”) who are also (i) investment professionals falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005, as amended (the “Order”), or (ii) high net worth companies, and other persons to whom it may lawfully be communicated, falling within Article 49(2)(a) to (d) of the Order (all such persons together being referred to as “Relevant Persons”). This release is directed only at Relevant Persons and must not be acted or relied on by persons who are not Relevant Persons. Any investment or investment activity to which this release relates is available only to Relevant Persons and will be engaged in only with Relevant Persons.
Forward-Looking Statements
This release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties. The forward-looking statements, which address the Exchange Offer and Consent Solicitation, contain words such as “expect,” “anticipate,” “intend,” “plan,” “aim,” “will,” “may,” “should,” “could,” “would,” “likely” and similar expressions. Actual results may differ from those set forth in the forward-looking statements due to a variety of factors, including market conditions, the satisfaction of the conditions described in the Offering Memorandum and Consent Solicitation Statement and those contained in the Company’s Annual Report on

Form 10-K for the year ended December 31, 2020, the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2021 and the Company’s other filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. The Company undertakes no obligation to update or revise any forward-looking statements.
ABOUT AMERICAN EXPRESS
American Express is a globally integrated payments company, providing customers with access to products, insights and experiences that enrich lives and build business success. Learn more at americanexpress.com and connect with us on facebook.com/americanexpress, instagram.com/americanexpress, linkedin.com/company/american-express, twitter.com/americanexpress, and youtube.com/americanexpress.
Key links to products, services and corporate responsibility information: personal cards, business cards, travel services, gift cards, prepaid cards, merchant services, Accertify, Kabbage, Resy, corporate card, business travel, diversity and inclusion, corporate responsibility and Environmental, Social, and Governance reports.
Source: American Express Company
Location: Global
Media:
Andrew R. Johnson, Andrew.R.Johnson@aexp.com, 212.640.8610
Azar Boehm, Azar.Boehm@aexp.com, +1.212.225.4052

Investors/Analysts:
Vivian Y. Zhou, Vivian.Y.Zhou@aexp.com, +1.212.640.5574
Melanie L. Michel, Melanie.L.Michel@aexp.com, +1.212.640.5574